SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2006
Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13461 (Commission File Number)	76-0506313 (I.R.S. Employer Identification No.)
950 Echo Lane, Suite 100
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Press Release dated February 23, 2006
Press Release dated February 23, 2006

Item 2.02. Results of Operations and Financial Condition.
     On February 23, 2006, Group 1 Automotive, Inc. announced its financial results for the fourth quarter and full year ended December 31, 2005, and issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1. The press release is incorporated in this Item 2.02 by reference, except for the second paragraph of the press release related to the declaration of a dividend, which shall be deemed furnished pursuant to Item 8.01.
     As provided in General Instruction B.2. of Form 8-K, the information in this Item 2.02 (including the press release attached as Exhibit 99.1 incorporated by reference in this Item 2.02) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     On February 23, 2006, the company also announced that its board of directors declared its first cash dividend of $0.13 per share for the fourth quarter of 2005. The dividend will be paid on March 15, 2006, to stockholders of record on March 6.
     On February 23, 2006, Group 1 Automotive, Inc. announced management changes as part of the company’s previously announced restructuring. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
99.1	Press Release of Group 1 Automotive, Inc., dated as of February 23, 2006.

99.2	Press Release of Group 1 Automotive, Inc., dated as of February 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

February 23, 2006	By:	/s/ John C. Rickel

Date		John C. Rickel, Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Press Release of Group 1 Automotive, Inc., dated as of February 23, 2006.

99.2	Press Release of Group 1 Automotive, Inc., dated as of February 23, 2006.